SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 22, 1999

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                                           1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

Item 5.  Other Events


Second Quarter Earnings

         On June 22, 1999 Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its second quarter 1999 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         99.1     Press Release Relating to Second Quarter 1999 Earnings

         99.2     Consolidated Statement of Income
                  (Three Months Ended May 31, 1999)
                  (Preliminary and Unaudited)

         99.3     Consolidated Statement of Income
                  (Six Months Ended May 31, 1999)
                  (Preliminary and Unaudited)

         99.4     Selected Statistical Information

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LEHMAN BROTHERS HOLDINGS INC.


                                 By: /s/ John L. Cecil
                                 -----------------------------------------------
                                         John L. Cecil
                                         Chief Financial and
                                         Administrative Officer
                                         (Principal Financial Officer)



Date:  June 22, 1999

                                  EXHIBIT INDEX



Exhibit No.              Exhibit

Exhibit 99.1             Press Release Relating to Second Quarter 1999 Earnings

Exhibit 99.2             Consolidated Statement of Income
                         (Three Months Ended May 31, 1999)
                         (Preliminary and Unaudited)

Exhibit 99.3             Consolidated Statement of Income
                         (Six Months Ended May 31, 1999)
                         (Preliminary and Unaudited)

Exhibit 99.4             Selected Statistical Information

[GRAPHIC OMITTED]

EXHIBIT 99.1

For Immediate Release                     Media Contact:    William J. Ahearn
                                                            (212) 526-4379

                                          Investor Contact: Shaun Butler
                                                            (212) 526-8381



                             LEHMAN BROTHERS REPORTS
                               RECORD EARNINGS OF
                         $330 MILLION IN SECOND QUARTER


    Return on Equity Rises to 26.3%; Six Month Earnings a Record $540 Million


NEW YORK, June 22, 1999 -- Lehman Brothers Holdings Inc. (NYSE: LEH) today reported net income of $330 million, or $2.09 per common share (diluted), for the second quarter ended May 31, 1999. The quarter's performance represented the highest quarterly earnings Lehman Brothers has ever posted, surpassing the $324 million earned in the fiscal 1998 second quarter, and increasing by 56% from the $211 million earned in the first quarter of 1999.

For the first six months of fiscal 1999, net income was a record $540 million, an increase of 6 percent from $511 million in net income for the first half of fiscal 1998.

                                    - more -

Second Quarter 1999/page 2

Net income applicable to common shareholders was unchanged from the second quarter of fiscal 1998; however, it increased by 35 percent over the 1999 first quarter. Earnings per share decreased slightly from the $2.12 (diluted) posted in the year earlier quarter, but increased by 33 percent from $1.57 (diluted) in the fiscal 1999 first quarter.

"As the numbers indicate, this was a terrific quarter and first six months for Lehman Brothers," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "In the second half of 1998, we showed that the Firm could be profitable in difficult market conditions. In the second quarter just ended, we demonstrated that Lehman Brothers can be among the top performers in the industry in good market conditions."

Mr. Fuld noted that the strong performance in revenues, operating margin, net income, and return on equity in the fiscal 1999 second quarter reflected the continuing successful shift in the Firm's business mix to high-return, franchise-based activities, particularly equities and M&A advisory.

Net revenues (total revenues less interest expense) for the second quarter were $1.455 billion, down slightly from $1.473 billion in the second quarter of fiscal 1998. Mr. Fuld noted that the quarter was the second best the Firm had ever posted in terms of net revenues, reflecting across-the-board strength in Lehman Brothers' investment banking, equities, and fixed income businesses. In particular, the Firm's Global Equities business posted its best quarter ever, which was indicative of an active syndicate calendar, record revenues in derivatives, and strong sales and trading activity in the U.S. and Europe. Investment banking activity also remained strong, particularly in Europe and in M&A advisory around the world.

For the first six months of fiscal 1999, net revenues were a record $2.573 billion,

                                    - more -

Second Quarter 1999/page 3

compared with $2.518 billion in the fiscal 1998 first half.

Non-interest expenses for the second quarter were $989 million. Nonpersonnel expenses for the same period were $251 million, essentially the same as in the previous fiscal year's second quarter, despite continued investments in a number of key strategic businesses. Compensation and benefits as a percentage of net revenues remained at 50.7 percent for the 17th successive quarter.

For the fiscal 1999 first half, non-interest expenses were $1.798 billion. Nonpersonnel expenses were $493 million, compared with $490 million in the first six months of fiscal 1998.

For the fiscal 1999 second quarter, the Firm's pre-tax margin was 32.0 percent, relatively unchanged from the second quarter of fiscal 1998, and up from 27.6 percent in the first quarter of fiscal 1999. Return on common equity was 26.3 percent for the quarter ended May 31, 1999, compared with 29.9 percent a year ago and 17.2 percent in the current year's first quarter. For the first six months of fiscal 1999, the Firm's pre-tax margin was 30.1 percent, compared with
29.8 percent for the first six months of fiscal 1998; for the same period, return on common equity was 21.8 percent, compared with 23.9 percent in fiscal 1998. (Return on common equity for the second fiscal quarter and six months of both 1999 and 1998 is calculated using net income before adjusting for a special preferred dividend.)

As of May 31, 1999, Lehman Brothers stockholders' equity and trust preferred securities were $6.5 billion and total capital (stockholders' equity, trust preferred, and long-term debt) was $34.9 billion. Book value per common share was $40.58.

                                    - more -

Second Quarter 1999/page 4

As a result of the level of earnings Lehman Brothers attained in the first six months of 1999 and 1998, earnings per share calculations include the impact of a special preferred dividend of $50 million expected to be paid to American
Express Company and to Nippon Life Insurance Company at year end. American Express and Nippon Life are entitled to receive an annual non-cumulative preferred dividend equal to 50 percent of the amount by which the Firm's net income for the full fiscal year exceeds $400 million, up to a maximum of $50 million per year, through mid-year 2002.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.


                                      # # #




                          Financial Statements Attached

EXHIBIT 99.2

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)



                                                                  Three Months Ended                         Percentage of
                                                           May 31                    May 31                  Dollar Change
                                                            1999                      1998                     Inc/(Dec)
                                                       --------------             -------------            ---------------
Revenues:
    Principal transactions                                  $663                        $588                     13%
    Investment banking                                       467                         495                     (6)
    Commissions                                              168                         124                     35
    Interest and dividends                                 3,627                       4,307                    (16)
    Other                                                      7                          40                    (83)
                                                        --------                     -------
       Total revenues                                      4,932                       5,554                    (11)
    Interest expense                                       3,477                       4,081                    (15)
                                                           -----                       -----
       Net revenues                                        1,455                       1,473                     (1)
                                                           -----                       -----
Non-interest expenses
    Compensation and benefits                                738                         747                     (1)
    Technology and communications                             81                          79                      3
    Brokerage and clearance                                   61                          63                     (3)
    Business development                                      30                          29                      3
    Occupancy                                                 28                          28
    Professional fees                                         28                          25                     12
    Other                                                     23                          26                    (12)
                                                          ------                    --------
       Total non-interest expenses                           989                         997                     (1)
                                                           -----                     -------
Income before taxes and dividends
  on trust preferred securities                              466                         476                     (2)
    Provision for income taxes                               126                         152                    (17)
    Dividends on trust preferred securities                   10                           -
                                                         -------                    --------
Net income                                                  $330                        $324                      2
                                                            ====                        ====
Net income applicable to  common stock                      $268                        $268
                                                            ====                        ====


Earnings per common share
  Basic                                                    $2.19                          $2.22
                                                           ======                         =====
  Diluted                                                  $2.09                          $2.12
                                                           ======                         =====





EXHIBIT 99.3

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)



                                                                   Six Months Ended                          Percentage of
                                                           May 31                    May 31                  Dollar Change
                                                            1999                      1998                     Inc/(Dec)
                                                       --------------             -------------            ---------------
Revenues:
    Principal transactions                                $1,189                      $1,011                     18%
    Investment banking                                       788                         843                     (7)
    Commissions                                              314                         241                     30
    Interest and dividends                                 7,208                       7,981                    (10)
    Other                                                     24                          58                    (59)
                                                         -------                   ---------
       Total revenues                                      9,523                      10,134                     (6)
    Interest expense                                       6,950                       7,616                     (9)
                                                           -----                       -----
       Net revenues                                        2,573                       2,518                      2
                                                           -----                       -----
Non-interest expenses
    Compensation and benefits                              1,305                       1,277                      2
    Technology and communications                            163                         160                      2
    Brokerage and clearance                                  119                         120                     (1)
    Business development                                      58                          53                      9
    Occupancy                                                 56                          58                     (3)
    Professional fees                                         50                          49                      2
    Other                                                     47                          50                     (6)
                                                         -------                     -------
       Total non-interest expenses                         1,798                       1,767                      2
                                                           -----                       -----
Income before taxes and dividends
  on trust preferred securities                              775                         751                      3
    Provision for income taxes                               222                         240                     (8)
    Dividends on trust preferred securities                   13                           -
                                                         -------                    --------
Net income                                                  $540                        $511                      6
                                                            ====                        ====
Net income applicable to  common stock                      $466                        $448                      4
                                                            ====                        ====


Earnings per common share
  Basic                                                    $3.82                       $3.71
                                                           =======                     =====
  Diluted                                                  $3.66                       $3.57
                                                           =======                     =====




EXHIBIT 99.4

LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)



                                                                             Quarters Ended
                                    ------------ --- --------------- --------------- ------------- --------------   ---------------
                                        5/31/99             2/28/99        11/30/98       8/31/98        5/31/98           2/28/98
                                    ------------ --- --------------- --------------- ------------- --------------   ---------------
Income Statement
Net Revenues                             $1,455              $1,118            $665           $930        $1,473            $1,045
Non-Interest Expenses:
  Compensation and Benefits                 738                 567             337            472           747               530
  Nonpersonnel Expenses                     251                 242             234            251           250               240
Net Income                                  330                 211              74            151           324               187
Net Income Applicable to
   Common Stock                             268                 198              62            139           268               180
Earnings per Common Share (a)
   Basic                                  $2.19               $1.62           $0.51          $1.15         $2.22             $1.49
   Diluted                                $2.09               $1.57           $0.51          $1.10         $2.12             $1.44

Financial Ratios (%)
Return on Common Equity
     (annualized) (b)                      26.3                17.2             5.6           13.0          29.9              17.6
Return on Common Equity
   (annualized) (c)                        22.1                17.2             5.6           13.0          25.2              17.6

Pretax Operating Margin                    32.0                27.6            14.1           22.3          32.4              26.3

Compensation & Benefits/
   Net Revenues                            50.7                50.7            50.7           50.7          50.7              50.7
Effective Tax Rate                         27.0                31.0            20.5           27.0          32.0              32.0

Balance Sheet
Total Assets                            $192,000           $179,305        $153,890       $191,074      $179,067          $175,643
Total Assets Excluding
   Matched Book (d)                      129,000            121,881         111,509        133,787       130,140           124,225
Common Stockholders' Equity                4,935              4,731           4,505          4,391         4,326             4,175
Total Stockholders'
   Equity+Trust   Preferred                6,453              5,964           5,413          5,349         5,084             4,683
   Securities
Total Capital (e)                         34,915             32,682          32,754         33,730        31,929            28,597
Book Value per Common Share(f)            40.58               38.72           37.06          36.35         35.93             34.56

Other Data (#s)
Employees                                 8,511               8,695           8,873          8,839         8,387             8,314
Common Stock Outstanding            119,700,830         118,977,746     113,657,877    116,673,240   117,114,203       118,551,437
Average Shares
   Basic                            122,144,018         121,942,892     120,726,366    121,523,227   120,633,663       120,638,144
   Diluted (g)                      130,364,705         125,776,277     122,527,953    126,222,483   126,301,259       124,797,348




(a) Effective December 1997, basic and diluted earnings per share replaced the primary and fully diluted calculations in accordance with Statement of Financial Accounting Standards No. 128.
(b) Return on common equity calculated using net income before adjusting for special preferred dividends.
(c) Return on common equity calculated using net income after adjusting for special preferred dividends.
(d) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.
(e) Total capital includes long-term debt and stockholders' equity, as well as, Trust Preferred Securities, where applicable.
(f) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.
(g) For the quarter ended May 31, 1999, reflects assumed conversion of Series A and B Convertible Preferred Stock into 2,912,505 common shares which had the effect of decreasing diluted earnings per share by $0.01.